DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501





Dear Shareholder:

PERFORMANCE REVIEW
The Davis High Income Fund is managed to provide a high level of current income and build long-term wealth for shareholders, with less volatility than other high-yield funds. This approach has allowed your fund to provide good risk-adjusted performance over the long term.

Your fund's Class A shares earned Morningstar's highest risk-adjusted rating, ***** (five stars), for the five-year period ended March 31, 1998, the longest period that Portfolio Manager B. Clark Stamper has managed the fund. The Class A shares hold a **** (four stars) Morningstar rating for the latest three-year period. The fund's Class B shares, which were first offered in December 1994, are rated **** (four stars) overall and for the latest three years. The Fund's Class A shares earned 4, 5, and 1 stars rated against 1,403, 831 and 329 fixed income funds for the three, five, and ten year periods ended March 31, 1998, respectively. The Fund's Class B shares earned 4 stars rated against 1,403 fixed income funds for the three-year period ended March 31, 1998.(1)

In terms of absolute performance, the fund's Class A shares provided a total return on net asset value of 10.40% for the one-year period ended March 31, 1998. (2) While the fund's absolute total return lagged the average return of other high current yield funds tracked by Lipper Analytical Services, Inc., its risk level is considerably lower than other high-yield funds.

The average credit quality rating of your fund's portfolio is currently BBB for the securities that are rated plus cash. This rating is a considerably higher quality rating than that of most other high-yield bond portfolios, which typically average a B rating.

A DISCIPLINED RESEARCH PROCESS
In line with the Davis equity investment discipline, the Davis High Income Fund employs a contrarian value-oriented investment philosophy. We seek to uncover attractive yields in bonds that are overlooked, under-researched and mispriced, yet make sound investment sense.

We are wary of investment fads and take a long-term view, concentrating primarily on evaluating the risk and reward trade-offs of different investments through a disciplined research process. Our objective is to provide the maximum yield relative to credit quality--that is to get the most reward for shareholders given the amount of risk taken.

We build the portfolio bond by bond, using a bottom-up investment approach. Our primary tool is in-depth credit analysis of bond issuers in order to minimize credit risk. We also analyze each individual investment's security characteristics (i.e., coupon rate, maturity, stated call schedule, relative trading levels of different investments, etc.) in terms of upside potential and downside protection in relation to interest rate risk and call risk. In addition, we employ top-down management techniques, monitoring the portfolio overall to assure proper diversification among different sectors and strategies.

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501




HOW WE SEEK TO MAXIMIZE REWARD RELATIVE TO RISK
Consistent with our strategy of seeking to maximize upside potential and downside protection, the Davis High Income Fund offers a hybrid approach between the methods employed by traditional high-yield bond funds and those used by higher quality, more interest-rate-sensitive BBB-rated funds. We take more credit risk than BBB funds with the objective of achieving greater rewards over the long term.

Normally, lower quality bonds offer investors higher interest rates to compensate for the increased risk that interest and principal payments might not be made on a timely basis. However, over the last year or two, credit quality spreads--that is, the difference in yields between low-quality bonds and high-quality bonds--have generally been at record tight levels because investor demand for high-yielding lower quality bonds has been so strong.

Rather than overpaying for lower quality bonds just to obtain a slightly larger yield, your fund has concentrated on higher quality issues, which currently offer greater value. In seeking to maximize reward relative to risk, we have relinquished some of the upside potential of lower rated bonds in order to gain a more than proportionate amount of downside protection from higher rated securities. This is why the fund has lagged the riskier, high-yield fund category over the past year.

It seems unlikely that spreads can tighten much further from here. When spreads begin to widen to more normal levels, as we believe they inevitably will, lower quality bonds should underperform higher quality bonds. Accordingly, we have continued to maintain our defensive posture, and we expect to benefit from the posture when the market declines.

CAPITALIZING ON UNRECOGNIZED OPPORTUNITIES
Through careful research, we continue to be able to identify good values in less followed areas of the bond market that offer better yields relative to credit quality and more favorable risk/return ratios.

One strategy we have successfully implemented is investing in high-yield bonds that are secured by real property. This provides these bonds with a higher credit-quality profile than most high-yield bonds, which usually are subordinated or junior to other bonds in the issuer's capital structure. One example is your fund's purchase of Wright Medical Technology Inc.'s senior secured 11 3/4% bonds due July 1, 2000. The bonds are secured by substantially all of the company's assets. Wright Medical Technology designs and distributes orthopedic implants.(3)

Your fund also continues to find good values in taxable municipal bonds. Taxable municipals are generally ignored by both traditional municipal bond investors and high-yield bond investors and, therefore, often offer superior yields relative to their credit quality. Your fund's Portfolio Manager is experienced in analyzing these securities because he is also Portfolio Manager of the Davis Tax-Free High Income Fund.

As an example, your fund invested in taxable municipal bonds backed by the University of Southern California with a 9.80% interest coupon, due October 1, 2006. Your fund purchased the bonds at a 9.30% yield to their October 1, 2003 par call date and a 9.43% yield to maturity. Those yields were higher than yields then available on many B-rated bonds. But these taxable municipal bonds carry a rating of AA- minus, providing your fund with significant additional yield per credit quality. (3)

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501




Even in an overvalued junk bond market, we have found good investment opportunities on a selective basis in traditional high-yield bonds. In the first quarter of 1998 when oil prices hit a 30-year low, we purchased several bonds issued by oil and gas companies. One example is the 10 1/4% bonds due October 1, 2006 of Costilla Energy Inc., an independent energy company. Your fund invested in these bonds at a 9.74% yield to their 2004 call date and a 9.82% yield to maturity. (3)

In addition, your fund continues to own significant investments in higher quality, high-yielding, private-label mortgage-backed securities and in "busted" convertibles, which are convertibles trading below the price at which the bonds can be converted into the issuing company's stock. Because there is little demand for busted convertibles, their prices tend to be low and their yields high.

Your fund's portfolio is broadly diversified, holding 177 issues at the end of March 1998, which helps to lower its volatility. To further limit volatility, we are avoiding bonds issued by cyclical companies, such as paper companies.

PRUDENTLY POSITIONED FOR UNCERTAIN MARKETS
With credit quality spreads extremely tight, consumer debt at record levels and stock prices at historical highs, the high-yield bond market faces an uncertain outlook. The possibility of an impending credit crunch, a sell-off in the stock market, or a re-escalation of currency and financial problems in the Far East, could cause spreads to widen and prices of lower quality, high yield bonds to drop. This is the kind of environment in which your fund could outperform.

Our objective is to provide shareholders with strong relative and absolute performance, consistent with our focus on minimizing volatility and maximizing long-term, risk-adjusted returns. We think our prudent investment philosophy and defensive strategies with respect to credit quality and interest rate movements are the right ones to accomplish that aim.



Sincerely,



Shelby M.C. Davis                                    B. Clark Stamper
Chief Investment Officer                             Portfolio Manager


May 7, 1998

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501




(1) Morningstar proprietary ratings reflect historical risk-adjusted performance as of March 31, 1998. Subject to change every month, Morningstar ratings are calculated from a fund's three, five, and ten year average annual total returns in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day
T-bill returns. 10% of the funds in an investment category receive five stars. The next 22.5% receive four stars. The next 35% receive three stars. The next 22.5% receive two stars, and 10% receive one star.

Star ratings for the Fund's other classes of shares may vary and are available only for those classes with at least three years of performance history. Past performance is no guarantee of future results.


(2) All performance figures cited in this letter are calculated without considering sales commissions. The average annual total returns for the Fund's Class A shares, including the maximum front-end sales charge of 4.75%, for the one, five, and ten year periods ended March 31, 1998 were 5.26%, 7.60% and 6.55%, respectively.

(3) The Fund's portfolio securities as of March 31, 1998, including the securities discussed in this letter, are listed in the Schedule of Investments.

DAVIS HIGH INCOME FUND, INC.
COMPARISON OF CLASS A SHARES OF DAVIS HIGH INCOME FUND, INC. AND SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX



Average Annual Total Return for the Periods ended March 31, 1998.

----------------------------------------------------------
CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)

One Year..................................         5.26%
Five Years................................         7.60%
Ten Years.................................         6.55%
----------------------------------------------------------

$10,000 invested over ten years. Let's say you invested $10,000 in Davis High Income Fund, Inc., Class A ("DHIF-A") shares on March 31, 1988 and paid a
4 3/4% sales charge. As the chart shows, by March 31, 1998 the value of your investment would have grown to $18,860 - a 88.60% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") is also presented on the chart below.

                              Salomon                  DHIF-A
3/31/88                            $10,000                  $9,525
3/31/89                            $11,096                 $10,212
3/31/90                            $10,153                  $9,018
3/31/91                            $11,962                  $8,538
3/31/92                            $15,119                 $10,461
3/31/93                            $17,830                 $12,428
3/31/94                            $19,361                 $13,831
3/31/95                            $20,830                 $14,480
3/31/96                            $24,774                 $15,918
3/31/97                            $26,935                 $17,046
3/31/98                            $32,925                 $18,860

Salomon Brothers Long-Term High-Yield Index is an unmanaged index and has no specific investment objective. The index used includes interest reinvested, but does not take into account any sales charge.

The performance data for Davis High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS HIGH INCOME FUND, INC.
COMPARISON OF CLASS B SHARES OF DAVIS HIGH INCOME FUND, INC. AND SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX



Average Annual Total Return for the Periods ended March 31, 1998.

---------------------------------------------------
CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

One Year .................................... 6.53%
Life of Class (December 5, 1994 through
     March 31, 1998)......................... 7.92%
---------------------------------------------------

---------------------------------------------------
CLASS C SHARES (This calculation includes any applicable contingent deferred sales charge.)



Life of Class (August 12, 1997 through
     March 31, 1998)......................... 4.61%
---------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis High Income Fund, Inc., Class B (DHIF-B) shares on December 5, 1994 (inception of Class). As the chart shows, by March 31, 1998 the value of your investment (less applicable contingent deferred sales charges) would have grown to $12,882 - a 28.82% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") is also presented on the chart below.

                              Salomon                  DHIF-B
12/5/94                            $10,000                 $10,000
3/31/95                            $10,945                 $10,339
3/31/96                            $13,018                 $11,237
3/31/97                            $14,153                 $11,940
3/31/98                            $17,301                 $12,882

Salomon Brothers Long-Term High-Yield Index is an unmanaged index and has no specific investment objective. The index used includes interest reinvested, but does not take into account any sales charge.

The performance data for Davis High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS HIGH INCOME FUND, INC.
COMPARISON OF CLASS Y SHARES OF DAVIS HIGH INCOME FUND, INC. AND SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX

Average Annual Total Return for the Periods ended March 31, 1998.

----------------------------------------------------------
CLASS Y SHARES

One Year..................................    10.64%
Life of Class (March 20, 1997 through
     March 31, 1998)......................     9.86%
----------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis High Income Fund, Inc., Class Y ("DHIF-Y") shares on March 20, 1997. As the chart shows, by March 31, 1998 the value of your investment would have grown to $11,017 - a 10.17% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") is also presented on the chart below.

                              Salomon                  DHIF-Y
3/20/97                            $10,000                 $10,000
3/31/97                            $10,000                  $9,937
3/31/98                            $12,224                 $11,017

Salomon Brothers Long-Term High-Yield Index is an unmanaged index and has no specific investment objective. The index used includes interest reinvested, but does not take into account any sales charge.

The performance data for Davis High Income Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS HIGH INCOME FUND, INC.
PORTFOLIO HOLDINGS AS OF MARCH 31, 1998

PORTFOLIO MAKEUP (% OF FUND NET ASSET)

Common and Preferred Stocks   2.0%
Cash and Cash Equivalents    13.6%
Bonds & Notes                84.4%

SECTOR WEIGHTINGS (% OF BOND/NOTES)

Hotels               4.3%
Metals               4.6%
Mortgage Backed      4.4%
Taxable Munis       14.5%
Food Service         3.8%
Entertainment        4.0%
Grocery              5.3%
Other               11.5%
Financial Services   4.4%
Communications       9.6%
Broadcasting         6.7%
Technology           3.7%
Pharmaceuticals      4.0%
Energy              19.2%





Top 10 Holdings                                                                        % of Fund Net Assets
-----------------------------------------------------------------------------------------------------------
Courtyard By Marriott II, L.P., Sr. Secured Notes, 10.75%, 02/01/08                             1.85%
Gerrity Oil & Gas Corp., Sr. Sub. Notes, 11.75%, 07/15/04                                       1.57%
Sunshine Mining & Refining Co.                                                                  1.48%
University of Southern CA, 9.80%, 10/01/06                                                      1.42%
Crown Resources Corp., Conv. Sub. Deb., 5.75%, 08/27/01                                         1.39%
Alps 96-1 D Asset Backed Lease, Aircraft Lease CL D, 12.75%, 06/15/06                           1.31%
California Hsg. Fin. Agy. Rev. Bds., Taxable Home Mtg., Series D, 9.30%, 02/01/26               1.29%
Marcus Cable Holding Co., L.P., Sr. Secured Notes, Zero Cpn., 12/15/05                          1.27%
Underwater World Mall of America, Sr. Rev. Bds., 13.75%, 03/01/02                               1.19%
Transamerica Energy Corp., Sr. Secured Disc. Notes, 10.251%, 06/15/02                           1.18%



DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
At March 31, 1998



    PRINCIPAL                                                                                         VALUE
CORPORATE BONDS AND NOTES - (68.48%)                                                                 (NOTE 1)
                  AEROSPACE/AVIATION - (0.72%)
$      500,000    Simula Inc., Sr. Conv. Sub. Notes, Series C, 10.00%, 09/15/99 (c)               $    515,000
                                                                                                 -------------
                  AUTOMOTIVE - (0.27%)
       200,000    Glasstech Inc., Sr. Notes, 12.75%, 07/01/04..................................        195,000
                                                                                                 -------------
                  BROADCASTING - (2.46%)
       500,000    Pegasus Media & Communications, Sr. Sub. Notes, Series B,
                   12.50%, 07/01/05............................................................        575,000
       500,000    SFX Broadcasting Inc., Sr. Sub. Notes, Series B, 10.75%, 05/15/06............        555,000
       500,000    Sinclair Broadcast Group, Sr. Sub. Notes, 9.00%, 07/15/07....................        524,375
       100,000    Spanish Broadcasting Systems Inc., Sr. Notes, 7.50%, 06/15/02................        115,000
                                                                                                 -------------
                                                                                                     1,769,375
                                                                                                 -------------
                  CABLE - (2.86%)
       150,000    Fundy Cable Ltd., Sr. Secured 2nd Priority Notes, 11.00%, 11/15/05...........        166,875
     1,000,000    Marcus Cable Holding Co., L.P., Sr. Secured Notes, Zero Cpn., 12/15/05.......        911,250
       650,000    Rifkin Acquisition Partners, L.P., Sr. Sub. Notes, 11.125%, 01/15/06.........        723,125
       250,000    TCA Cable TV, Inc., 6.53%, 02/01/28..........................................        249,971
                                                                                                 -------------
                                                                                                     2,051,221
                                                                                                 -------------
                  CHEMICALS - (0.66%)
       500,000    Trikem S.A., Notes, 10.625%, 07/24/07 (b)....................................        471,250
                                                                                                 -------------
                  COMPUTER PRODUCTS AND SERVICES - (1.70%)
       250,000    Coinmach Corporation,  Sr. Notes, Series C, 11.75%, 11/15/05.................        280,000
     1,950,000    JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02............................        526,500
       279,200    San Jacinto Holdings Inc., Sr. Notes, 10.75%, 12/31/02 (c)...................        209,400
       250,000    Sapiens International N.V., Euro Conv. Notes, 5.00%, 09/20/03................        205,000
                                                                                                 -------------
                                                                                                     1,220,900
                                                                                                 -------------
                  CONSUMER PRODUCTS & MERCHANDISE - (1.03%)
       250,000    Galey & Lord, Inc., Sr. Sub. Notes, 9.125%, 03/01/08 (b).....................        254,375
     1,000,000    International Semi-Tech Microelectronics Inc., Sr. Notes, 11.50%,
                    08/15/03...................................................................        345,000
       141,000    MacAndrews & Forbes Holdings, Inc., Sub. Deb., 13.00%, 03/01/99                      142,234
                                                                                                 -------------
                                                                                                       741,609
                                                                                                 -------------
                  DATA PROCESSING - (0.71%)
       500,000    Axiohm Transaction Solutions Inc., Sr. Sub. Notes, 9.750%, 10/01/07..........        508,750
                                                                                                 -------------
                  DIVERSIFIED SERVICES - (1.64%)
       624,004    Emcor Group Inc., Sr. Notes, Series C, 11.00%, 12/15/01......................        655,204
       500,000    Jordan Industry Inc., Sr. Notes, Series B, 10.375%, 08/01/07.................        521,250
                                                                                                 -------------
                                                                                                     1,176,454
                                                                                                 -------------


                                       9


DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998



                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED

                  ECOLOGICAL/ENVIRONMENTAL - (1.26%)
$      319,000    Envirotest System Corp., Sr. Notes, 9.125%, 03/15/01.........................  $     323,785
       500,000    Norcal Waste Systems Inc., Sr. Notes, Series B, 12.50% Incr. rate,
                    11/15/05...................................................................        582,500
                                                                                                 -------------
                                                                                                       906,285
                                                                                                 -------------
                  EDUCATION - (0.36%)
       250,000    La Petite Holdings Corp., Sr. Secured Notes, 9.625%, 08/01/01................        258,750
                                                                                                 -------------
                  ELECTRONICS - (0.80%)
        43,000    Andersen Group, Inc., Conv. Sub. Deb., 10.50%, 10/15/02......................         41,119
       760,000    Broadband Technologies Inc., Conv. Sub. Notes, 5.00%, 05/15/01...............        504,450
       558,273    Comptronix Corp., Conv. Sub. Deb., 6.75%, 03/01/02++ (c).....................         23,447
                                                                                                 -------------
                                                                                                       569,016
                                                                                                 -------------
                  EQUIPMENT LEASING - (1.36%)
       942,810    Alps 96-1 D Asset Backed Lease, Aircraft Lease CL D, 12.75%, 06/15/06........        942,810
       670,700    Technical Equipment Leasing Corp., Jr. Sub. Deb., Series A, 18.375%,
                    04/01/96++ (c).............................................................         33,535
                                                                                                 -------------
                                                                                                       976,345
                                                                                                 -------------
                  FARMING & AGRICULTURE - (0.68%)
       500,000    Iowa Select Farms, L.P., Sr. Sub. Notes, 10.75%, 12/01/05 (b)................        491,250
                                                                                                 -------------
                  FINANCIAL SERVICES AND INSURANCE - (3.71%)
        50,000    CII Financial, Inc., Conv. Sub. Deb., 7.50%, 09/15/01........................         49,313
       500,000    Dollar Financial Group Inc., Sr. Notes, Series A, 10.875%, 11/15/06..........        547,500
       500,000    GPA Delaware Inc., Gtd. Notes, 8.75%, 12/15/98...............................        508,750
       500,000    Imperial Credit Capital Trust, Remarketed Par Securities, Series A,
                           0%/13.00%, 06/14/02 (d).............................................        495,167
       250,000    Nationwide Credit, Inc., Sr. Notes, 10.25%, 01/15/08 (b).....................        258,750
       250,000    Ocwen Capital Trust, Capital Securities, 10.875%, 08/01/27...................        278,750
       500,000    PennCorp Financial Group, Inc., Sr. Sub. Notes, 9.25%, 12/15/03..............        527,500
                                                                                                 -------------
                                                                                                     2,665,730
                                                                                                 -------------
                  FOOD SERVICE - (2.25%)
       750,000    Envirodyne Industries, Inc., 1st Priority Sr. Secured Notes, 12.00%,
                    06/15/00...................................................................        802,500
       284,000    Fresh Del Monte Produce N.V., Sr. Notes, Series B, 10.00%, 05/01/03..........        299,620
       500,000    Imperial Holly Corp., Sr. Sub Notes, 9.75%, 12/15/07.........................        516,875
                                                                                                 -------------
                                                                                                     1,618,995
                                                                                                 -------------
                  GROCERY - (4.51%)
       500,000    B & G Foods, Inc., Sr. Sub. Notes, 9.625%, 02/01/08..........................        511,875
       500,000    Homeland Stores, Inc., Sr. Notes, 10.00%, 08/01/03...........................        462,500
       690,000    Kroger Co., Lease Cert., 6.00%, 04/01/03.....................................        677,587
       675,000    Kroger Co., Lease Cert., 12.95%, 02/01/09....................................        730,858
       793,000    New Almacs Inc., Sr. Sub. Notes, 11.50%, 11/18/04++ (c)......................         43,615


                                      10

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998



                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED

                  GROCERY - CONTINUED
$    1,000,000    Southland Corporation, Deb., 4.00%, 06/15/04................................   $     805,000
                                                                                                 -------------
                                                                                                     3,231,435
                                                                                                 -------------
                  HEALTHCARE AND PHARMACEUTICAL - (2.71%)
       250,000    Alliance Imaging, Inc., Sr. Sub. Notes, 9.625%, 12/15/05....................         259,375
       863,000    Glycomed Inc., Conv. Sub. Deb., 7.50%, 01/01/03.............................         828,480
       346,000    National Patent Development Corp., Conv. Bds., 5.00%, 08/31/99..............         257,770
       300,000    UroMed Corp., Conv. Sub. Notes, 6.00%, 10/15/03 (b).........................         146,625
       925,000    UroMed Corp., Conv. Sub. Notes, 6.00%, 10/15/03.............................         452,094
                                                                                                 -------------
                                                                                                     1,944,344
                                                                                                 -------------
                  HOTELS, LODGING & GAMING - (3.64%)
       250,000    Claridge Hotel & Casino Co., 1st Mtg. Notes, 11.75%, 02/01/02...............         246,250
     1,200,000    Courtyard By Marriott II, L.P., Sr. Secured Notes, 10.75%, 02/01/08.........       1,326,000
       250,000    Isle Capri Black Hawk, LLC, 1st Mtg. Notes, 13.00%, 08/31/04................         255,000
       250,000    Penn National Gaming, Inc., Sr. Notes, 10.625%, 12/15/04....................         265,000
       500,000    Venetian Casino, 1st Mtg. Notes, 12.25%, 11/15/04 (b).......................         521,250
                                                                                                 -------------
                                                                                                     2,613,500
                                                                                                 -------------
                  LEISURE, ENTERTAINMENT & FITNESS - (3.40%)
       250,000    Discovery Zone Inc., Sr. Secured Notes, 13.50%, 08/01/02....................         243,750
       250,000    Premier Parks, Inc., Sr. Notes, 9.25%, 04/01/06.............................         256,875
       500,000    SFX Entertainment, Inc., Sr. Sub. Notes, 9.125%, 02/01/08...................         497,500
       250,000    Six Flags Entertainment, Sr. Notes, 8.875%, 04/01/06........................         255,938
       500,000    Spectrum Holobyte Inc., Conv. Sub. Notes, 6.50%, 09/15/02...................         328,125
       984,599    Underwater World Mall of America, Sr. Rev. Bds., 13.75%, 03/01/02++ (c).....         856,601
                                                                                                 -------------
                                                                                                     2,438,789
                                                                                                 -------------
                  MEDICAL EQUIPMENT - (0.69%)
       500,000    Wright Medical Technology, Inc., Sr. Secured Notes, Series D,
                    11.75%, 07/01/00..........................................................         492,500
                                                                                                 -------------

                  METALS & MINING - (1.56%)
       100,000    EES Coke Battery Inc., Sr. Secured Notes, Series B, 9.328%, 04/15/07 (b)....         105,872
       500,000    Florida Steel Corp., Deb., 11.50%, 12/15/00.................................         512,500
       500,000    Metals USA, Inc., Sr. Sub. Notes, 8.625%, 02/15/08..........................         498,750
                                                                                                 -------------
                                                                                                     1,117,122
                                                                                                 -------------
                  MOBILE & WIRELESS TELECOMMUNICATIONS - (0.55%)
       500,000    Millicom International Cellular S.A., Sr. Sub. Disc. Notes, 0%/13.50%,
                     06/01/06 (d).............................................................         395,000
                                                                                                 -------------
                  NATURAL GAS & OIL DISTRIBUTORS - (2.40%)
       100,000    Amerigas Partners L.P.,  Sr. Notes, Series B, 10.125%, 04/15/07.............         107,500
       630,000    Empire Gas Corp., Sr. Secured Notes, 7.00%/12.875%, 07/15/04................         563,850
       500,000    Statia Terminals International CDA Inc., 1st Mtg. Notes, 11.75%, 11/15/03...         532,500



                                      11

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998



                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED

                  NATURAL GAS & OIL DISTRIBUTORS - CONTINUED
$      500,000    Trident NGL Holdings, Inc., Sub. Notes, 10.25%, 04/15/03....................   $     522,780
                                                                                                 -------------
                                                                                                     1,726,630
                                                                                                 -------------
                  OIL & GASOLINE - (10.78%)
       500,000    Abraxas Petroleum Corp., 11.50%, 11/01/04 (b)...............................         516,250
       250,000    Clark R & M Inc., Sr. Notes, 8.375%, 11/15/07...............................         253,125
       250,000    Clark R & M Inc., Sr. Sub. Notes, 8.875%, 11/15/07..........................         254,375
       250,000    Costilla Energy, Inc., Sr. Notes, 10.25%, 10/01/06 (b)......................         256,250
       500,000    Dailey Petroleum Services Corp., Sr. Notes, 9.50%, 02/15/08 (b).............         506,250
       500,000    Deeptech International, Inc., Sr. Secured Notes, 12.00%, 12/15/00...........         533,750
       800,000    Forman Petroleum Corp., Sr. Secured Notes, Series B, 13.50%, 06/01/04.......         812,000
       500,000    Furon Co., Sr. Sub. Notes, 8.125%, 03/01/08 (b).............................         505,000
     1,000,000    Gerrity Oil & Gas Corp., Sr. Sub. Notes, 11.75%, 07/15/04...................       1,130,000
       500,000    HS Resources Inc., Sr. Sub. Notes, 9.875%, 12/01/03.........................         520,000
       100,000    Moran Energy Inc., Conv. Sub. Deb., 8.75%, 01/15/08.........................          98,500
       500,000    National Energy Group, Sr. Notes, 10.75%, 11/01/06..........................         480,000
       500,000    Parker Drilling Co., Sr. Notes, Series C, 9.75%, 11/15/06 (b)...............         533,750
       500,000    Ram Energy Inc., Sr. Notes, 11.50%, 02/15/08................................         491,250
     1,000,000    Transamerica Energy Corp., Sr. Secured Disc. Notes, 10.251%, 06/15/02.......         850,000
                                                                                                 -------------
                                                                                                     7,740,500
                                                                                                 -------------
                  PAPER PRODUCTS - (0.92%)
     2,000,000    Crown Packaging Enterprises, Ltd., Sr. Secured Disc. Notes, 0%/14.00%,
                    08/01/06 (c) (d)...........................................................        110,000
       500,000    Grupo Industrial Durango S.A. DE C.V., Notes, 12.00%, 07/15/01...............        548,750
                                                                                                 -------------
                                                                                                       658,750
                                                                                                 -------------
                  PRECIOUS METALS - (2.29%)
     1,170,000    Crown Resources Corp., Conv. Sub. Deb., 5.75%, 08/27/01......................        994,500
       500,000    Echo Bay Mines Ltd., Capital Securities, 11.00%, 04/01/27....................        452,500
     1,000,000    Pegasus Gold Inc., Conv. Sub. Notes, 6.25%, 04/30/02.........................        200,000
                                                                                                 -------------
                                                                                                     1,647,000
                                                                                                 -------------
                  PROTECTION SERVICES - (0.21%)
       150,000    Loomis Fargo and Company, Sr. Sub. Notes, 10.00%, 01/15/04...................        153,750
                                                                                                 -------------
                  RESTAURANT - (1.00%)
       500,000    American Restaurant Group, Inc., Sr. Notes, 11.50%, 02/15/03 (b).............        507,500
       250,000    TPI Enterprises Inc., Conv. Sub. Deb., 8.25%, 07/15/02.......................        208,750
                                                                                                 -------------
                                                                                                       716,250
                                                                                                 -------------
                  RETAIL - (0.33%)
       414,000    Emerson Radio Corp., Sr. Conv. Sub. Deb., 8.50%, 08/15/02....................        238,568
                                                                                                 -------------


                                      12

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998



                                                                                                       VALUE
    PRINCIPAL                                                                                         (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED

                  TELECOMMUNICATIONS - (7.57%)
$    1,000,000    Crown Castle International Corp., Sr. Disc. Notes, 0%/10.625%,
                    11/15/07 (b) (d)..........................................................   $     678,750
       500,000    EchoStar Communications Corp., Sr. Secured Disc. Notes, Zero Cpn.,
                    06/01/04..................................................................         483,750
       275,000    Esprit Telecom Group PLC, Sr. Notes, 11.50%, 12/15/07.......................         303,875
       250,000    Facilicom International, Inc., Sr. Notes, 10.50%, 01/15/08 (b) .............         261,250
       600,000    Globalstar, L.P., Sr. Notes, 11.25%, 06/15/04 ..............................         631,500
     1,000,000    ICG Holdings (USA), Inc., Sr. Disc. Notes, 0%/ 12.50%, 05/01/06 (d).........         815,000
       250,000    L 3 Communications Co., Sr. Sub. Notes, 10.375%, 05/01/07...................         278,125
       250,000    Nextlink Communications LLC, Sr. Notes, 12.50%, 04/15/06....................         288,750
       500,000    Primus Telecommunications, Sr. Notes, 11.75%, 08/01/04......................         558,750
       250,000    Telegroup, Inc., Sr. Disc. Notes, 0%/10.50%, 11/01/04 (d)...................         206,250
       500,000    Hyperion Telecommunications, Sr. Disc. Notes, Series B, 0%/13.00%,
                     04/15/03 (d).............................................................         385,000
       650,000    Winstar Communications, Inc., Sr. Disc. Notes, 0%/14.00%, 10/15/05 (d)......         544,375
                                                                                                 -------------
                                                                                                     5,435,375
                                                                                                 -------------
                  TRANSPORTATION/SHIPPING - (1.80%)
       375,000    Golden Ocean Group Ltd., Sr. Notes, 10.00%, 08/31/01 (b)....................         298,125
       250,000    Moran Transportation Co., 1st Preferred Shipping Mtg. Notes, Series B,
                    11.75%, 07/15/04..........................................................         280,625
       100,000    Piedmont Aviation Inc., Equip. Trust Certificates, Series '88 I, 9.55%,
                    05/08/98..................................................................         101,000
       444,000    Preston Corp., Conv. Sub. Deb., 7.00%, 05/01/11.............................         366,300
       250,000    Sea Containers, Sr. Notes, 7.875%, 02/15/08 (b).............................         248,750
                                                                                                 -------------
                                                                                                     1,294,800
                                                                                                 -------------
                  UTILITIES - (1.65%)
        32,000    Michigan General Corp. (New), Sr. Notes, 11.00%, 06/30/98...................             480
       500,000    Midland Funding Corporation II, Sub. Secured Lease, 13.25%, 07/23/06........         634,232
       498,978    Panda Funding, Series A-1, 11.625%, 08/20/12................................         551,370
                                                                                                 -------------
                                                                                                     1,186,082
                                                                                                 -------------
                        TOTAL CORPORATE BONDS AND NOTES
                           - (identified cost $50,241,222)....................................      49,166,325
                                                                                                 -------------

MORTGAGE BACKED BONDS - (3.67%)
       380,000    Arkansas St. Dev. Fin. Sngl. Fam. Mtg. Rev. Refunding Bds., Mtg. Bkd.
                    Secs. Prg., Ser-C, GNMA/FNMA, 7.75%, 01/01/00.............................         385,833
       256,418    Capstead Securities Corp., IV, CMO, Series '92-7, CL Z-1, 8.75%, 05/25/23...         260,264
       310,045    Chase Mortgage Finance Corp., Series '93-G-A1, REMIC, 7.00%, 04/25/01.......         311,653
       210,187    Citicorp Mtg. Securities, Inc., Series '89-16, CL A-1, 0%/6.55%,
                    04/01/19 (d)..............................................................         205,195


                                      13

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998



                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)

MORTGAGE BACKED BONDS - CONTINUED

$       36,460    CTS Home Equity Loan Trust, Asset Backed Certificates, Series '91-1-A,
                    8.80%, 01/15/06............................................................  $      36,405
        85,443    Fannie Mae, REMIC, Series '91-38, CL SA, Inverse Support Tranche,
                    10.1862%, 04/25/21.........................................................         91,186
       223,835    First Nationwide Trust, Series '89-AR4-1, 9.50%, 09/25/19....................        223,154
       293,852    Freddie Mac, REMIC, CL 1668 F, 7.65%, 02/15/14...............................        307,571
       100,000    Freddie Mac, REMIC, CL 1630 E, 6.00%, 09/15/23...............................         94,295
       221,794    Freddie Mac, CL 1567 A, 6.15%, 08/15/23......................................        210,810
       153,632    Manufacturers Hanover Mortgage Corporation, Series A, 11.50%, 04/20/15.......        160,162
       179,000    The Prudential Mortgage Securities Company, Mtg. Pass-Through
                    Certificates, Series '92-038, CL A-8, Fixed Rate, 6.95%, 11/25/22..........        176,262
        79,358     Resolution Trust Corporation, American Res. Mtg. Corp., Service Mtg.
                    Pass-Through Certificates, Series '92 M4 CL A-1, 8.00%, 09/25/21...........         80,350
        91,977    Resolution Trust Corporation, American Res. Mtg. Corp., Service Mtg.
                    Pass-Through Certificates, Series '92-7, CL A-1, 6.592%, 03/25/22..........         88,528
                                                                                                 -------------
                        TOTAL MORTGAGE BACKED BONDS - (identified cost $2,513,577).............      2,631,668
                                                                                                 -------------

TAXABLE MUNICIPAL BONDS - (12.35%)

       670,000    Adams Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
                    11/01/96+..................................................................         20,100
     2,025,000    Austin, TX, Hsg. Fin. Corp. Sngl. Fam. Mtg. Rev. Bds., Compounded
                    Interest, Series '84, Zero Cpn., 02/01/16..................................        255,130
       855,000    California Hsg. Fin. Agy. Rev. Bds., Taxable Home Mtg., Series D,
                    9.30%, 02/01/26............................................................        927,188
       220,000    Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds., '90 Series,
                    10.50%, 07/01/00...........................................................        229,260
       700,000    Connecticut St. Health & Edl. Facs. (Sheriden Woods Ctr.), Taxable Rev.
                    Bds., 8.73%, 11/01/17......................................................        790,510
       700,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program, Series G,
                    7.625%,  05/15/21..........................................................        741,650
        80,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program, Series H,
                    7.875%,  11/15/26..........................................................         85,062
       195,000    El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program, Securitized Mult-
                    Fam. Hsg. Rev. Bds., Series '86A, 8.88%, 10/15/96..........................          5,850
       100,000    Galveston Cnty., TX, Wtr. Auth., Canal Sys. Contract Wtr. Rev. Bds.,
                    AMBAC Insured, 9.60%, 07/01/99.............................................        100,991
       170,000    Galveston Cnty., TX, Wtr. Auth., Canal Sys. Contract Wtr. Rev. Bds.,
                    AMBAC Insured, 9.80%, 07/01/01.............................................        171,768
       620,000    Harrisburg, PA, G.O. Capital Appreciation Bds., Zero Cpn., 04/01/13..........        230,020
       219,000    Illinois HFA Rev. Bds., Series C, MBIA Insured, 10.30%, 08/15/03.............        221,786


                                      14

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998



                                                                                                     VALUE
PRINCIPAL/SHARES                                                                                    (NOTE 1)
TAXABLE MUNICIPAL BONDS - CONTINUED

$      200,000    Lancaster, TX, Combined Tax & Golf Course Park Rev. Bds., Series B,
                    Certificates of Obligation, MBIA Insured, 9.375%, 08/01/02.................       $202,446
       640,000    Los Angeles County, CA, Pension Obligation, Capital Appreciation Bds.,
                    Series C, MBIA Insured, Zero Cpn., 06/30/07................................        349,440
       100,000    Louisiana Hsg. Fin. Agy., Taxable Home Mtg., Series '86A, 8.61%,
                    08/01/49+..................................................................          3,000
       100,000    Louisiana St. Agriculture Fin. Auth., Series '86A, 8.80%, 10/01/96...........          3,000
       230,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
                    (Arcade Ltd. Partnership Prj.) Series '92, 8.50%, 08/01/02.................        244,872
        50,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
                    (Arcade Ltd. Partnership Prj.) Series '92, 9.50%, 08/01/14.................         54,216
       675,480    Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev.
                    Securitized, Series '86A, 8.68%, 09/15/96+.................................         20,264
       115,000    Missouri St., Hsg. Dev. Cmnty., Multi Fam. Hsg. Rev. Bds., FHA Insured
                    Mtg. Loans, 9.25%, 12/01/30................................................        122,089
        20,000    Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A, Gtd. Executive
                    Life, 8.34%, 11/01/93+.....................................................            600
     2,500,000    New Jersey Econ. Dev. Auth., Taxable Rev. Bds., Zero Cpn., 02/15/19..........        516,500
       440,000    New York St. HFA Rev. Multi Fam. Mtg. Series B, Sonyma Prg.
                    Insurance, 8.875%, 08/15/14................................................        478,333
     1,930,000    Orange County, CA, Pension Obligation, Capital Appreciation Bds.,
                    Series A, Zero Cpn., 09/15/01..............................................        673,184
       598,842    Polk Cnty., FL, HFA REMIC Collateralized Mtg. Bds., Series 1, CL 2-A,
                    9.55%, 01/15/11............................................................        618,544
       130,000    San Bernadino CA Assd. Cmntys. Fing. Auth. Health Care Ref. &
                    Improvement Bds. (Granada) Series B, 8.80%, 05/01/17.......................        138,321
       807,000    The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg. Rev. Bds.
                    Series '86A, 8.60%, 09/01/96...............................................         24,210
     1,000,000    University of Southern CA, 9.80%, 10/01/06...................................      1,018,400
         5,000    Utah St. Hsg. Fin. Agy. Sngl. Fam. Mtg., Series A, 9.40%, 07/01/99...........          5,037
       315,000    Utah St. Hsg. Fin. Rev., Taxable RHA Cmnty. Services, Series B, 9.00%,
                    07/01/02...................................................................        318,213
     2,460,000    Wagner College, NY, G.O. Capital Appreciation Bds., Zero Cpn., 10/01/22......        212,544
       315,000    York, PA, G.O. Capital Appreciation Bds., Series A, Zero Cpn., 02/01/17......         90,216
                                                                                                     ---------
                           TOTAL TAXABLE MUNICIPAL BONDS
                           - (identified cost $8,882,466).....................................       8,872,744
                                                                                                     ---------

PREFERRED STOCKS - (0.12%)
         6,200    Westmoreland Coal Co., Dep. Shares Conv. Pfd., Series A, 8.50%..............          86,800
                                                                                                     ---------
                      TOTAL PREFERRED STOCKS - (identified cost $80,910)......................          86,800
                                                                                                     ---------




                                      15

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998




                                                                                                      VALUE
                                                                                                     (NOTE 1)
Shares/Units/Principal
COMMON STOCKS - (1.70%)
       135,951    Canyon Resources Corporation*................................................    $     110,460
       260,000    Crown Packaging Enterprises Ltd.*............................................            2,600
         1,161    Nextel Communications Inc., Class A*.........................................           39,147
           222    San Jacinto Hldgs. Inc.,.....................................................              889
       852,880    Sunshine Mining & Refining Co.*..............................................        1,066,100
                                                                                                   -------------
                         TOTAL COMMON STOCKS - (identified cost $1,681,091)....................        1,219,196
                                                                                                   -------------
WARRANTS - (0.15%)
           500    Chattem Inc., expire 08/17/99 (c)............................................            2,800
           869    Empire Gas Corp., expire 07/15/04 (c)........................................            2,607
           800    Forman Petroleum Corp., expire 06/01/04 (b)..................................            8,000
           100    Spanish Broadcasting Systems Inc., expire 06/30/99 (c).......................           35,000
        21,825    Sunshine Mining & Refining Co., expire 03/09/99..............................            6,820
           500    Hyperion Telecommunications, expire 04/01/01 (c).............................           35,000
           205    Wright Medical Technology, Inc., expire 06/30/03 (b).........................           20,500
                                                                                                   -------------
                         TOTAL WARRANTS - (identified cost $18,299)............................          110,727
                                                                                                   -------------
SHORT TERM - (13.57%)
$    9,740,000    State Street Bank and Trust Company Repurchase Agreement, 5.75%,
                  04/01/98, dated 03/31/98, repurchase value of $9,741,556 (collateralized by $9,900,000 par value U.S. Treasury Notes, 5.50%, 02/28/99, market
                  value $9,937,125) - (identified cost $9,740,000).............................        9,740,000
                                                                                                   -------------

                  TOTAL INVESTMENTS (identified cost $73,157,565) - (100.04%)(a)...............     $ 71,827,460
                  LIABILITES LESS OTHER ASSETS - (0.04%).......................................          (30,766)
                                                                                                   -------------
                  NET ASSETS - 100%............................................................     $ 71,796,694
                                                                                                   =============

 .These securities are in default but have made partial payments.

 ..These securities are in default and are not currently paying interest or dividends.

*Non-income producing security.

(a) Aggregate cost for Federal income tax purposes is $73,157,565.

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $6,589,747 and 9.18% of the Fund's total net assets as of March 31, 1998.

(c) Restricted or illiquid securities. See Note 6 of the Notes to Financial Statements.

(d)Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

At March 31, 1998, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:


Unrealized appreciation .......................................................................    $ 3,641,552
Unrealized depreciation........................................................................     (4,971,657)
                                                                                                   -----------
  Net unrealized depreciation..................................................................    $(1,330,105)
                                                                                                   ===========

SEE NOTES TO FINANCIAL STATEMENTS



DAVIS HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At March 31, 1998





ASSETS:
     Investments in securities, at value (including repurchase agreements of  $9,740,000)
         (identified cost $73,157,565) (See accompanying Schedule of Investments)............     $71,827,460
     Cash ...................................................................................          45,289
     Receivables:
         Interest............................................................................       1,341,901
         Capital stock sold..................................................................         537,045
         Investments sold....................................................................           8,851
                                                                                               --------------
              Total assets...................................................................      73,760,546
                                                                                               --------------

LIABILITIES:
     Payables:
         Capital stock reacquired............................................................       1,350,955
         Investments purchased...............................................................         500,000
         Accrued expenses....................................................................         112,897
                                                                                               --------------
              Total liabilities..............................................................       1,963,852
                                                                                               --------------

NET ASSETS (NOTE 7)..........................................................................  $   71,796,694
                                                                                               ==============

CLASS A SHARES
     Net assets..............................................................................  $   44,057,860
     Shares outstanding......................................................................       9,247,463
     Net asset value and redemption price per share (net assets/shares outstanding)..........  $         4.76
                                                                                               ==============
     Maximum offering price per share (100/95.25 of $4.76)*                                    $         5.00
                                                                                               ==============

CLASS B SHARES
     Net assets..............................................................................  $   21,623,725
     Shares outstanding......................................................................       4,573,035
     Net asset value, offering and redemption price per share (net assets/shares outstanding)  $         4.73
                                                                                               ==============

CLASS C SHARES
     Net assets..............................................................................  $    1,927,876
     Shares outstanding......................................................................         405,131
     Net asset value, offering and redemption price per share (net assets/shares outstanding)  $         4.76
                                                                                               ==============

CLASS Y SHARES
     Net assets..............................................................................  $    4,187,233
     Shares outstanding......................................................................         873,955
     Net asset value, offering and redemption price per share (net assets/shares outstanding)  $         4.79
                                                                                               ==============

NET ASSETS CONSIST OF:

     Net unrealized depreciation of investments..............................................  $   (1,330,105)
     Accumulated net realized loss on investments............................................     (17,435,169)
     Paid-in capital.........................................................................      90,561,968
                                                                                               --------------
         Net assets..........................................................................  $   71,796,694
                                                                                               ==============

* On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS


DAVIS HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the year ended March 31, 1998




INVESTMENT  INCOME:

     Income:

         Interest............................................................................   $     5,441,917
                                                                                                ---------------


     Expenses:

         Management fees (Note 3)............................................    $    446,682
         Custodian fees......................................................          52,580
         Transfer agent fees
              Class A........................................................          56,978
              Class B........................................................          15,852
              Class C........................................................             498
              Class Y........................................................             169
         Audit fees..........................................................          28,541
         Legal fees..........................................................          15,104
         Accounting fees (Note 3)............................................          13,001
         Reports to shareholders.............................................          24,139
         Directors' fees and expenses........................................          23,231
         Registration and filing fees (Note 3)...............................          54,467
         Miscellaneous.......................................................          16,640
         Payments under distribution plan (Note 4):
              Class A........................................................         101,590
              Class B........................................................         145,416
              Class C........................................................          10,355
                                                                                -------------

                  Total expenses.............................................................         1,005,243
                  Fee reduction (Note 5) ....................................................            (6,151)
                                                                                                ---------------
                  Net expenses...............................................................           999,092
                                                                                                ---------------
                      Net Investment Income..................................................         4,442,825
                                                                                                ===============

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized gain from investment transactions..........................................         1,600,540
     Net increase in unrealized appreciation of investments during the period................            66,318
                                                                                                ---------------
              Net realized and unrealized gain on investments................................         1,666,858
                                                                                                ---------------
              Net increase in net assets resulting from operations...........................   $     6,109,683
                                                                                                ===============



SEE NOTES TO FINANCIAL STATEMENTS


DAVIS HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS







                                                                                       FOR THE YEARS
OPERATIONS:                                                                            ENDED MARCH 31,

                                                                                   1998               1997
                                                                                   ----               ----

   Net investment income...............................................    $     4,442,825     $     4,771,887
         Net realized gain (loss) from investment transactions.........          1,600,540            (452,398)
         Net increase in unrealized appreciation (depreciation) of
           investments.................................................             66,318            (260,076)
                                                                           ---------------     ---------------
              Net increase in net assets resulting from operations.....          6,109,683           4,059,413

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income
         Class A.......................................................         (3,217,912)         (4,139,503)
         Class B.......................................................           (913,850)           (632,384)
         Class C.......................................................            (60,594)               -
         Class Y.......................................................           (250,469)               -

   Paid-in capital
         Class A.......................................................           (760,545)           (752,105)
         Class B.......................................................           (214,746)           (114,589)
         Class C.......................................................            (19,800)              -
         Class Y.......................................................            (60,064)              -

CAPITAL SHARE TRANSACTIONS (Note 7)...................................          13,070,923            (721,597)
                                                                           ---------------     ---------------

   Total increase (decrease) in net assets                                      13,682,626          (2,300,765)

NET ASSETS:

   Beginning of year...................................................         58,114,068          60,414,833
                                                                           ---------------     ---------------
   End of year.........................................................    $    71,796,694     $    58,114,068
                                                                           ===============     ===============








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

       The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. The Fund invests primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption and the Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION.

       Portfolio securities may be valued on the basis of prices provided by an independent pricing service or broker when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

FEDERAL INCOME TAXES.

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At March 31, 1998, the Fund had approximately $17,435,000 of capital loss carryovers available to offset future capital gains, if any, of which $7,606,000, $4,382,000, $1,409,000, $3,505,000, $81,000 and $452,000 expire in 1999, 2000, 2001, 2003,
2004 and 2005, respectively.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME.

       Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Year Ended March 31, 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.

       Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the year ended March 31, 1998, amounts have been reclassified to reflect a decrease in accumulated net realized loss on securities sold of $3,317,120 and a decrease in paid-in capital of $3,317,120.

USE OF ESTIMATES IN FINANCIAL STATEMENTS.

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES.

       Purchases and sales of investment securities (excluding short term securities) during the year ended March 31, 1998, were $46,964,328 and $41,005,026, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

       The Fund pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). The management agreement provides for a fee at the annual rate of 0.70% of the first $250 million of average net assets of the Fund, 0.60% of the next $250 million of average net assets of the Fund and 0.55% of average net assets over $500 million.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended March 31, 1998 amounted to $12,000. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended March 31, 1998 amounted to $11,493. State Street Bank & Trust Co. is the Fund's primary accounting provider. The Adviser is also paid for certain accounting services. The fee for the year ended March 31, 1998 amounted to $13,001. Certain directors and officers of the Fund are also directors and officers of the general partner of Davis Selected Advisers, L.P.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

       Stamper Capital & Investments, Inc. ("Stamper") also acts as sub-adviser of the Fund. Stamper manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Stamper. Stamper receives from the Adviser a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
Year Ended March 31, 1998



NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended March 31, 1998, Davis Distributors, LLC (or its predecessor, Davis Selected Advisers, L.P.), the Fund's Underwriter (the "Underwriter" or "Distributor") received $207,166 from commissions earned on sales of Class A shares of the Fund of which $32,473 was retained by the Underwriter and the remaining $174,693 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended March 31, 1998 was $101,590.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       For the year ended March 31, 1998, Class B shares of the Fund made distribution plan payments which included distribution fees of $108,624 and service fees of $36,792.

       Commission advances by the Distributor for the year ended March 31, 1998 on the sale of Class B shares of the Fund amounted to $443,234, of which $442,096 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $582,180, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charge paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Year Ended March 31, 1998



NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES - CONTINUED

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. For the year ended March 31, 1998 the Distributor received contingent deferred sales charges of $17,700 from redemptions of Class B shares of the Fund.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. During the year ended March 31, 1998, Class C shares of the Fund made distribution payments of $10,355.

NOTE 5 - CUSTODY FEES

       Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $6,151 during the year ended March 31, 1998.

NOTE 6 - RESTRICTED AND ILLIQUID SECURITIES

       Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of restricted or illiquid securities is $1,867,005, or 2.60% of the Fund's total net assets as of March 31, 1998. Information concerning restricted securities is as follows:

                                         ACQUISITION              COST               VALUATION PER UNIT
SECURITY                                    DATE                 PER UNIT           AS OF MARCH 31, 1998
New Almacs Inc., Sr. Sub. Notes,
     11.50%, 11/18/04                      06/14/95            $   27.00                  $   5.50
San Jacinto Holdings Inc., Sr. Notes,
     10.75%, 12/31/02                      03/27/96                81.97                     75.00
Simula Inc., Sr. Conv. Sub. Notes,
     Series C, 10.00%, 09/15/99            09/17/96               100.00                    103.00
Technical Equipment Leasing Corp.,
     Jr. Sub. Deb., Series A,
     18.375%, 04/01/96                     06/15/84               100.00                      5.00

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Year Ended March 31, 1998



NOTE 7 - CAPITAL STOCK

At March 31, 1998, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A                                                                                FOR THE YEAR ENDED
                                                                                         MARCH 31, 1998
                                                                                  ---------------------------
                                                                                     SHARES          AMOUNT
Shares subscribed.............................................................        2,266,192  $ 10,770,163
Shares issued to shareholders in connection with reinvestment of distributions          509,944     2,413,253
                                                                                  -------------  ------------
                                                                                      2,776,136    13,183,416
Shares reacquired.............................................................       (3,686,564)  (17,452,719)
                                                                                  -------------  ------------
        Net decrease..........................................................         (910,428) $ (4,269,303)
                                                                                  ============== ============

                                                                                        FOR THE YEAR ENDED
                                                                                          MARCH 31, 1997
                                                                                  ---------------------------
                                                                                     SHARES          AMOUNT
Shares subscribed.............................................................        1,237,463  $  5,873,114
Shares issued to shareholders in connection with reinvestment of distributions          647,205     3,066,164
                                                                                  -------------  ------------
                                                                                      1,884,668     8,939,278
Shares reacquired.............................................................       (2,841,857)  (13,495,219)
                                                                                  -------------  ------------
        Net decrease..........................................................         (957,189) $ (4,555,941)
                                                                                  =============  ============


CLASS B                                                                                 FOR THE YEAR ENDED
                                                                                          MARCH 31, 1998
                                                                                  ---------------------------
                                                                                     SHARES          AMOUNT
Shares subscribed.............................................................        3,357,235  $ 15,840,614
Shares issued to shareholders in connection with reinvestment of distributions          114,872       540,264
                                                                                  -------------  ------------
                                                                                      3,472,107    16,380,878
Shares reacquired.............................................................       (1,082,952)   (5,110,090)
                                                                                  -------------  ------------
        Net increase..........................................................        2,389,155  $ 11,270,788
                                                                                  =============  ============

                                                                                    FOR THE YEAR ENDED
                                                                                       MARCH 31, 1997
                                                                                  ---------------------------
                                                                                    SHARES          AMOUNT
Shares subscribed.............................................................        1,230,183  $  5,801,708
Shares issued to shareholders in connection with reinvestment of distributions           76,289       358,617
                                                                                  -------------  ------------
                                                                                      1,306,472     6,160,325
Shares reacquired.............................................................         (495,300)   (2,332,982)
                                                                                  -------------  ------------
        Net increase..........................................................          811,172  $  3,827,343
                                                                                  =============  ============

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Year Ended March 31, 1998



NOTE 7 - CAPITAL STOCK - (CONTINUED)

CLASS C                                                                                FOR THE YEAR ENDED
                                                                                         MARCH 31, 1998
                                                                                 --------------------------
                                                                                     SHARES          AMOUNT
Shares subscribed ............................................................       823,575    $ 3,941,412
Shares issued to shareholders in connection with reinvestment of distributions         6,474         30,758
                                                                                 -----------    -----------
                                                                                     830,049      3,972,170
Shares reacquired ............................................................      (424,918)    (2,023,211)
                                                                                 -----------    -----------
        Net increase .........................................................       405,131    $ 1,948,959
                                                                                 ===========    ===========



CLASS Y                                                                               FOR THE YEAR ENDED
                                                                                         MARCH 31, 1998
                                                                                 --------------------------
                                                                                     SHARES          AMOUNT
Shares subscribed ............................................................       809,065    $ 3,818,471
Shares issued to shareholders in connection with reinvestment of distributions        64,889        309,128
                                                                                 -----------    -----------
                                                                                     873,954      4,127,599
Shares reacquired ............................................................        (1,476)        (7,120)
                                                                                 -----------    -----------
        Net increase .........................................................       872,478    $ 4,120,479
                                                                                 ===========    ===========

                                                                                       FOR THE YEAR ENDED
                                                                                          MARCH 31, 1997
                                                                                      ---------------------
                                                                                      SHARES         AMOUNT
Shares subscribed ............................................................         1,477         $7,001
Shares issued to shareholders in connection with reinvestment of distributions          --             --
                                                                                      ------         ------
                                                                                       1,477          7,001
Shares reacquired ............................................................          --             --
                                                                                      ------         ------
        Net increase .........................................................         1,477         $7,001
                                                                                      ======         ======

DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS



The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS A

                                                                                    YEAR ENDED MARCH 31,
                                                        --------------------------------------------------------------------------
                                                           1998             1997           1996            1995           1994
Net Asset Value,
   Beginning of Period .............................    $     4.71      $     4.84      $     4.86      $     5.14      $     5.18
                                                        ----------      ----------      ----------      ----------      ----------

Income From Investment Operations
   Net Investment  Income ..........................          0.34            0.39            0.43            0.46            0.50
   Net Gains or Losses on
     Securities (both realized
     and unrealized) ...............................          0.13           (0.06)           0.03           (0.24)           0.06
                                                        ----------      ----------      ----------      ----------      ----------
       Total From Investment
          Operations ...............................          0.47            0.33            0.46            0.22            0.56

Less Distributions
   Dividends (from net
     investment income) ............................         (0.34)          (0.39)          (0.43)          (0.46)          (0.50)
   Returns of Capital ..............................         (0.08)          (0.07)          (0.05)          (0.04)            .
   Distribution in Excess of
     Realized Gains ................................           .               .               .               .             (0.10)
                                                        ----------      ----------      ----------      ----------      ----------
       Total Distributions .........................         (0.42)          (0.46)          (0.48)          (0.50)          (0.60)
                                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value,
   End of Period ...................................    $     4.76      $     4.71      $     4.84      $     4.86      $     5.14
                                                        ==========      ==========      ==========      ==========      ==========

Total Return (1) ...................................         10.40%           7.08%           9.93%           4.69%          11.29%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) ........    $   44,058      $   47,890      $   53,816      $   56,405      $   64,663

   Ratio of Expenses to
     Average Net Assets ............................          1.40%(2)        1.48%(2)        1.51%           1.53%           1.48%
   Ratio of Net Income to
     Average Net Assets ............................          7.11%           8.13%           8.92%           9.49%           9.31%

   Portfolio Turnover Rate (3) .....................         71.54%          66.10%         118.34%          98.94%          98.31%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.39% for the year ended March 31, 1998 and 1.47% for the year ended March 31, 1997. Prior to 1997, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS


The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS B

                                                                                                                 DECEMBER 5, 1994
                                                                                                                 (COMMENCEMENT
                                                                                                                  OF OPERATIONS)
                                                                                YEAR ENDED                           THROUGH
                                                                                 MARCH 31,                           MARCH 31,

                                                                    1998           1997              1996              1995
                                                                    ----           ----              ----              ----

Net Asset Value, Beginning of Period .....................       $     4.68     $     4.81         $    4.85         $    4.80
                                                                 ----------     ----------         ---------         ---------

Income From Investment  Operations
   Net Investment Income .................................             0.33           0.36              0.40              0.11
   Net Gains or Losses on ................................             0.10          (0.07)             0.00              0.05
                                                                 ----------     ----------         ---------         ---------
     Securities (both realized and unrealized)
     Total From  Investment Operations ...................             0.43           0.29              0.40              0.16
                                                                 ----------     ----------         ---------         ---------

     Less Distributions
     Dividends (from net investment income) ..............            (0.33)         (0.36)            (0.40)            (0.11)
     Returns of Capital ..................................            (0.05)         (0.06)            (0.04)             0.00
                                                                 ----------     ----------         ---------         ---------
      Total Distributions ................................            (0.38)         (0.42)            (0.44)            (0.11)
                                                                 ----------     ----------         ---------         ---------

     Net Asset Value, End of Period ......................       $     4.73     $     4.68         $    4.81         $    4.85
                                                                 ==========     ==========         =========         =========

     Total Return (1) ....................................             9.53%          6.26%             8.68%             4.28%
                                                                                                                     ---------

     Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) ............       $   21,624     $   10,217         $   1,900         $   6,599

     Ratio of Expenses to Average Net Assets .............             2.16%(2)       2.16%(2)          2.30%(2)          2.36%*

     Ratio of Net Income to Average Net Assets ...........             6.35%          7.28%             8.11%             8.66%

     Portfolio Turnover Rate 3 ...........................            71.54%         66.10%           118.34%            98.94%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.15% for the year ended March 31, 1998 and 2.29% for the year ended March 31, 1997. Prior to 1997, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*        Annualized

DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS



The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS C

                                                 AUGUST 12, 1997
                                                  (COMMENCEMENT
                                                  OF OPERATIONS)
                                                     THROUGH
                                                     MARCH 31,
                                                       1998


Net Asset Value,
   Beginning of Period......................           $4.71
                                                       -----

Income From Investment Operations
   Net Investment  Income...................            0.16
   Net Gains or Losses on Securities
     (both realized and unrealized).........            0.10
                                                       -----
       Total From Investment
          Operations........................            0.26
                                                       -----

Less Distributions
   Dividends (from net
     investment income).....................           (0.16)
   Returns of Capital.......................           (0.05)
                                                       -----
       Total Distributions..................           (0.21)
Net Asset Value,                                       -----
   End of Period............................           $4.76
                                                       =====

   Total Return (1).........................            5.61%

  Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)..........................          $1,928
   Ratio of Expenses to
     Average Net Assets.....................            2.09%2*
   Ratio of Net Income to
     Average Net Assets.....................            6.42%*
   Portfolio Turnover Rate (3)                         71.54%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% for the period ended March 31, 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS



The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS Y

                                                             MARCH 20, 1997
                                                      (COMMENCEMENT OF OPERATIONS)
                                                       YEAR
                                                       ENDED               THROUGH
                                                     MARCH 31,             MARCH 31,

                                                        1998                 1997
                                                        ----                 ----
Net Asset Value,
   Beginning of Period......................            $4.72               $4.74
                                                       ------               -----

Income From Investment Operations
   Net Investment  Income...................             0.34                   .
   Net Gains or Losses on Securities
     (both realized and unrealized)                      0.14               (0.02)
                                                       ------               ------
       Total From Investment
          Operations........................             0.48               (0.02)
                                                       ------               ------

Less Distributions
   Dividends (from net
     investment income).....................            (0.34)                .
   Returns of Capital.......................            (0.07)                .
                                                       ------              ------
       Total Distributions..................            (0.41)               .
Net Asset Value,                                       ------              ------
   End of Period............................            $4.79               $4.72
                                                       ======              ======

   Total Return (1).........................            10.64%              (0.42)%


   Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)..........................           $4,187                 $7
   Ratio of Expenses to
     Average Net Assets.....................             1.05%(2)            1.21%(2)*
   Ratio of Net Income to
     Average Net Assets.....................             7.46%               8.89%*


   Portfolio Turnover Rate (3)                          71.54%              66.10%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% for the year ended March 31, 1998, and 1.20% for the period ended March 31, 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*        Annualized

DAVIS HIGH INCOME FUND, INC.
INDEPENDENT AUDITORS' REPORT






To the Shareholders and Board of Directors of Davis High Income Fund, Inc.

       We have audited the accompanying statement of assets and liabilities of Davis High Income Fund, Inc., including the schedule of investments, as of March 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1997 and the financial highlights for the four years ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on this information.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis High Income Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




                                                          KPMG PEAT MARWICK LLP


Denver, Colorado
May 1, 1998

                          DAVIS HIGH INCOME FUND, INC.
               124 East Marcy Street, Santa Fe, New Mexico 87501


DIRECTORS                      Officers

Wesley E. Bass, Jr.            Jeremy H. Biggs
Jeremy H. Biggs                  Chairman
Marc P. Blum                   Shelby M.C. Davis
Andrew A. Davis                  President
Christopher C. Davis           Kenneth C. Eich
Eugene M. Feinblatt              Vice President
Jerry D. Geist                 Eileen R. Street
D. James Guzy                    Vice President, Treasurer
G. Bernard Hamilton              & Assistant Secretary
LeRoy E. Hoffberger            Thomas D. Tays
Laurence W. Levine               Vice President & Secretary
Christian R. Sonne             Andrew A. Davis
                                 Vice President
                               Christopher C. Davis
                                 Vice President
                               Carolyn H. Spolidoro
                                 Vice President
                               Sharra L. Reed
                                 Assistant
                                 Treasurer
                                  &
                                 Assistant
                                 Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank & Trust Company
c/o The Davis Funds
P. O. Box 8406
Boston, MA  02266-8406

AUDITORS
KPMG Peat Marwick LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

FOR MORE INFORMATION ABOUT DAVIS HIGH INCOME FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.


                                      32